UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2020

MATCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37636	26-4278917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400

Dallas, TX 75231

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Match Group, Inc. (“Match Group”) is currently seeking an amendment (the “Amendment”) to its Credit Agreement, dated October 7, 2015, by and among Match Group, as borrower, the guarantors party thereto from time to time, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents and arrangers party thereto, as amended and restated as of November 16, 2015, as amended, to, among other things, (i) increase the commitments available under its revolving credit facility from $500 million to $750 million and extend the maturity date of the revolving credit facility to the fifth anniversary of the Amendment effective date and (ii) extend the maturity date of its term loan, which matures on November 16, 2022, to the seventh anniversary of the Amendment effective date. There can be no assurances that the Company will enter into the Amendment on the anticipated terms or at all.

Forward-Looking Statements

This 8-K contains forward-looking statements regarding the future performance of Match Group, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, Match Group’s ability to consummate the Offering (as defined below) and the proposed separation of IAC/InterActiveCorp and Match Group. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Match Group are contained in its filings with the SEC, including its reports on Forms 10-K, 10-Q and 8-K. Match Group undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 8.01. Other Events.

On February 6, 2020, the Company announced that it intends to commence a proposed private unregistered offering (the “Offering”) of $500 million aggregate principal amount of senior notes due 2030.

The press release announcing the commencement of the Offering was issued in accordance with Rule 135c under the Securities Act of 1933, as amended, and is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

The Offering is not conditioned upon the consummation of the Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Match Group, Inc., dated February 6, 2020
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Gary Swidler
	Name:	Gary Swidler
	Title:	Chief Financial Officer

Date: February 6, 2020